                                 United States
                       Securities and Exchange Commission
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):    March 18, 1996
                                                 -----------------------


                                 EQUIMED, INC.
- ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-27456              25-1668112
- -------------------------------------------------------------------------
(State or other jurisdiction     (Commission          (I.R.S. Employer
of incorporation)                File Number)         Identification No.)


   3754 LaVista Rd.
   Tucker, Georgia                                       30084-5637
- ------------------------                         ------------------------
(Address of principal                                    (Zip Code)
  executive offices)

                                 (404) 320-6211
- -------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
- -------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5:  OTHER EVENTS

   On March 18, 1996, EquiMed, Inc. ("EquiMed" or the "Company") consummated mergers with each of (i) Wallace Eye Surgery, Inc., formerly known as Wallace Eye Surgery, Ltd., (the "Wallace Practice") and (ii) Laser & Surgery, Inc. (the "Surgery Center"). The Wallace Practice and Surgery Center are located in Alexandria, Louisiana. The Wallace Practice provides diagnostic services and treatment for ophthalmic patients. The Surgery Center provides ophthalmic surgical care, including cataract surgery and other laser procedures for cataract, retina and glaucoma. The common stock of the Wallace Practice and the Surgery Center are wholly owned by R. Bruce Wallace, III, M. D. The two mergers were effective as of March 1, 1996. Consideration for the acquisition consisted of approximately 403,000 shares of EquiMed common stock valued at approximately $5,000,000. The business combination was accounted for as a pooling of interests.

     On April 11, 1996, EquiMed consummated mergers with (i) E. Ronald Salvitti, M.D., Inc. ( the "Salvitti Practice") and (ii) Washington Optical, Inc. (the "Optical Shop"). The Salvitti Practice and Optical Shop are located in Washington, Pennsylvania. The Salvitti Practice provides diagnostic services and treatment for ophthalmic patients and also includes an ambulatory surgery center which provides opthalmic surgical care, including cataract surgery and other laser procedures for cataract, retina and glaucoma. The Optical Shop primarily sells prescription eyeglasses and contact lenses. The common stock of the Salvitti Practice and the Optical Shop are wholly owned by E. Ronald Salvitti,
M. D. The two mergers were effective as of April 1, 1996. Consideration for the acquisition consisted of $45,000 in cash (net of cash acquired and transaction costs), $9,115,000 in EquiMed common stock, $225,000 in assumed debt and $259,000 in assumed liabilities. The business combination was accounted for as a purchase, with the acquired assets being recorded at their respective market values.

     The financial statements and pro forma financial information relating to these acquisitions contained in Item 7 are being filed to comply with Rule 3-05.(b)(i) of Regulation S-X in contemplation of the filing of a registration statement under the Securities Act of 1933. Such financial statements and pro forma financial information would not otherwise be required to be filed.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired

     The combined financial statements of E. Ronald Salvitti, M.D., Inc., Washington, Optical, Inc., Wallace Eye Surgery, Ltd., and The Laser & Surgery Center, Inc. (collectively referred to as the "Salvitti and Wallace" or "Companies"), including the combined balance sheet as of December 31, 1995, and the related combined statements of operation and shareholders' equity, and cash flow for the year ended, including the report of independent auditors.

     Unaudited combined condensed statements of operations and cash flow of E. Ronald Salvitti, M.D., Inc. and Washington Optical, Inc. (collectively referred to as "Salvitti") for the three months ended March 31, 1996.

                         Report of Independent Auditors

The Boards of Directors
E. Ronald Salvitti, M.D., Inc.,
 Washington Optical, Inc.
 Wallace Eye Surgery, Ltd., and
 The Laser & Surgery Center, Inc.

We have audited the accompanying combined balance sheet of E. Ronald Salvitti, M.D., Inc., Washington Optical, Inc., Wallace Eye Surgery, Ltd., and The Laser & Surgery Center, Inc. (collectively referred to as the "Companies") as of December 31, 1995 and the related combined statements of operations and shareholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Companies at December 31, 1995 and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                       ERNST & YOUNG LLP


Atlanta, Georgia
June 12, 1996

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

                             Combined Balance Sheet

                               December 31, 1995

ASSETS
Current assets:
  Cash                                      $   53,565
  Marketable securities --
   available-for-sale                          210,810
  Accounts receivable -- less allowance
   for doubtful accounts of $115,000           943,307

  Other current assets                          51,817
                                            ----------
Total current assets                         1,259,499

Property and equipment, at cost:
  Furniture and fixtures                       498,646
  Equipment                                  2,335,393
  Leasehold improvements and other             546,833
                                            ----------
                                             3,380,872
  Less accumulated depreciation              2,758,854
                                            ----------
Net property and equipment                     622,018

Notes receivable                                65,833
Other assets                                     3,593
                                            ----------
Total assets                                $1,950,943
                                            ==========



                        E. Ronald Salvitti, M.D., Inc.
                          Washington Optical, Inc.
                        Wallace Eye Surgery, Ltd., and
                      The Laser & Surgery Center, Inc.

                            Combined Balance Sheet

                               December 31, 1995


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                          $  206,885
  Accrued salaries and benefits                231,566
  Deferred income taxes                        195,575
  Accrued contractual fees payable             115,635
  Other accrued liabilities                     19,167
  Note payable to related party                225,000
  Line of credit                                77,467
  Current portion of long-term debt             79,168
                                            ----------
Total current liabilities                    1,150,463

Long-term debt                                  96,072

Shareholders' equity:
  Common stock -- E. Ronald Salvitti,
   M.D., Inc., no par value, 1,000 shares
   authorized, 500 shares issued and
   outstanding                                  17,384


  Common stock -- Washington Optical,
   Inc. no par value, 1,000 shares
   authorized, 500 shares issued and
   outstanding                                     500


  Common stock -- Wallace Eye Surgery,
   Ltd., no par value, 1,000 shares
   authorized, 500 shares issued and
   outstanding                                  10,047


  Common stock -- The Laser Surgery &
   Center, Inc., no par value, 1,000
   shares authorized, 100 shares issued
   and outstanding                               1,000


  Retained earnings                            675,477
                                            ----------
Total shareholders' equity                     704,408
                                            ----------
Total liabilities and shareholders'
 equity                                     $1,950,943
                                            ==========

See accompanying notes.

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

                        Combined Statement of Operations

                               December 31, 1995

Net revenues                              $10,444,389

Costs and Expenses:
  Professional fees and expenses            6,717,392
  Treatment and support services            2,890,898
  General and administrative expenses         452,170
  Depreciation and amortization               346,539
  Interest expense, net                        47,683
  Other income, net                              (868)
                                          -----------
Total costs and expenses                   10,453,814

Loss before income taxes                       (9,425)
Benefit for income taxes                        9,425
                                          -----------
Net income                                $        --
                                          ===========


See accompanying notes.

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

                   Combined Statement of Shareholders' Equity



                                            COMMON    RETAINED     TOTAL
                                             STOCK    EARNINGS     EQUITY
                                          --------------------------------
Balance at December 31, 1994                $28,931   $733,647    $762,578
  Net income                                      -          -           -
  Dividends                                       -    (76,073)    (76,073)
  Adjustment to unrealized gains on
   available-for-sale securities, net of
   tax                                            -     17,903      17,903
                                          --------------------------------
Balance at December 31, 1995                $28,931   $675,477    $704,408
                                          ================================


See accompanying notes.

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                           Wallace Eye Surgery, Ltd.,
                        The Laser & Surgery Center, Inc.

                        Combined Statement of Cash Flows

                               December 31, 1995

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                     $     --
Adjustments to reconcile net income to
 net cash provided by operating
 activities:
  Depreciation and amortization                 346,539
  Loss on disposal of assets                     48,593
  Deferred income taxes                          (9,425)
  Changes in operating assets and
   liabilities:
    Accounts receivable                          97,336
    Other current assets                         (5,308)
    Accounts payable                            (56,125)
    Accrued salaries and benefits                 1,829
    Accrued contractual fees                   (266,242)
    Other accrued expenses                           63
                                              ---------
Net cash provided by operating activities       157,260

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment             (183,704)
Proceeds from disposal of property and
 equipment                                       21,309
Purchase of marketable securities                (1,955)
Payments on notes receivable                      4,353
Decrease in other assets                          2,245
                                              ---------
Net cash used by investing activities          (157,752)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments of long-term debt                      (21,117)
Payments on note payable to shareholder        (151,198)
Payments of dividends                           (76,073)
                                              ---------
Net cash used by financing activities          (248,388)
                                              ---------

Decrease in cash                               (248,880)
Cash -- beginning of the year                   302,445
                                              ---------
Cash -- end of the year                       $  53,565
                                              =========

See accompanying notes.

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

                     Notes to Combined Financial Statements

                               December 31, 1995


1. DESCRIPTION OF BUSINESS

E. Ronald Salvitti, M.D., Inc. (the "Salvitti Clinic and Salvitti Surgical Center") provides diagnostic services and treatment for ophthalmic patients as well as ophthalmic surgical care, including cataract surgery, laser procedures for secondary cataracts, and radial keratatomy procedures. Washington Optical, Inc. (the "Optical Shop") provides frames and lenses for ophthalmic patients.

The Salvitti Clinic, Salvitti Surgical Center, and Optical Shop are collectively referred to as the Salvitti Companies. The Salvitti Companies are under common ownership, and were acquired by EquiMed, Inc. on April 1, 1996. This acquisition was recorded by EquiMed, Inc. using the purchase method of accounting.

Wallace Eye Surgery, Ltd. (the "Wallace Clinic") provides diagnostic services and treatment for ophthalmic patients in Alexandria, Louisiana. The Laser & Surgery Center, Inc. (the "Wallace Surgical Center") provides ophthalmic surgical care, including cataract surgery, laser procedures for secondary cataracts, and radial keratotomy procedures. Revenues of the Wallace Surgical Center are principally derived from patients of the Wallace Clinic.

The Wallace Clinic and Wallace Surgical Center are collectively referred to as the Wallace Companies. The Wallace Companies are under common ownership, and were acquired by EquiMed, Inc. on March 16, 1996. This acquisition was accounted for by EquiMed, Inc. using the pooling of interests method of accounting.

The Salvitti Companies and the Wallace Companies are collectively referred to as the Companies.

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

              Notes to Combined Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The Companies' accounting records are maintained on the basis of cash receipts and disbursements for income-tax purposes. The accompanying combined financial statements have been prepared on the accrual basis and thus reflect accounts receivable, prepaid expenses, and liabilities that are not recorded in the accounting records. In addition, the combined financial statements do not reflect any adjustments that may result from the acquisitions by EquiMed, Inc.

MARKETABLE SECURITIES - AVAILABLE-FOR-SALE

Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholders' equity. Realized gains and losses and declines in value judged to be other-than-temporary on available-for-sale securities are included in investment income. The cost of securities sold is based on the specific identification method. Interest and dividends on available-for-sale securities are included in investment income.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

              Notes to Combined Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NET REVENUES

Net revenues consist primarily of diagnostic and treatment procedures fees including surgical care for ophthalmic patients. Facility fees charged by the Salvitti and Wallace Surgical Centers include all charges for the examination room, supplies, and use of equipment. Payments for services rendered to patients covered by Medicare, Medicaid and certain managed care organizations are generally less than billed charges. Provisions for contractual adjustments are made to reduce the charges to these patients to estimated receipts based upon the programs' principles of payment. Contractual provisions are deducted to arrive at net revenue.

The following represents amounts included in the determination of net revenues for the year ended December 31, 1995:


Gross revenues                             $20,460,704
Less provision for contractual
 adjustments                                10,016,315
                                           -----------
Net revenues                               $10,444,389
                                           ===========

The Companies derived approximately 52% of the above gross revenues from services provided under the Medicare program.

In the ordinary course of business, the Companies render services in its facilities to patients who are financially unable to pay for services. The Companies have insignificant amounts of services that are identified as charity care.

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

              Notes to Combined Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation and amortization are computed on the straight-line method over the estimated useful lives of the assets for financial reporting purposes.

CONCENTRATION OF CREDIT RISK

The Companies' principal financial instrument subject to potential concentration of credit risk is trade accounts receivable for which the Companies do not generally require collateral. The concentration of credit risk with respect to trade accounts receivable is limited due to the number of payors and their dispersion across different insurance companies, individuals and geographic locations. Substantially all accounts receivable at December 31, 1995 are due from third party payors.

INCOME TAXES

The Companies account for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes".

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

              Notes to Combined Financial Statements (continued)

3. INVESTMENTS

The following is a summary of available-for-sale securities as of December 31, 1995:

                                           GROSS          GROSS
                                        UNREALIZED     UNREALIZED     ESTIMATED
                               COST        GAINS         LOSSES      FAIR VALUE
                           -----------------------------------------------------
U.S. Corporate Securities    $166,726        $10,652      $ -          $177,378
Other Equity Securities        33,028            404        -            33,432
                           ----------------------------------------------------
                             $199,754        $11,056      $ -          $210,810
                           =====================================================


The gross realized gains on sales of available-for-sale securities totaled $3,200. The net adjustment to unrealized holding gains on available-for-sale securities included as a component of shareholder's equity totaled $28,903.

4. LINE OF CREDIT

On April 28, 1995, the Companies obtained a line of credit with a bank that provides for total borrowings up to $150,000. Borrowings under this agreement bear interest at prime plus 1% (9.25% at December 31, 1995). The line of credit is secured by certain medical equipment and has been guaranteed by the Wallace Companies' principal shareholder. At December 31, 1995, the Companies had borrowings of $77,467 outstanding under this agreement.

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

              Notes to Combined Financial Statements (continued)

5. LONG-TERM DEBT OBLIGATIONS

Long-term debt obligations consist of the following at December 31, 1995:

Notes payable to an institutional
 lender, bearing interest at 7.5%,
 payable $1,063 per month through
 September 1997                           $ 20,850


Notes payable to an institutional
 lender, bearing interest at 9.2%,
 payable $5,596 per month through April
 1998                                      134,439


Notes payable to an institutional
 lender, bearing interest at 8.5%,
 payable $540 per month through June
 1998                                       14,951


Other                                        5,000
                                        ----------
                                           175,240
Less current portion                        79,168
                                        ----------
                                          $ 96,072
                                        ==========


Aggregate annual maturities of  long-term debt at December 31, 1995 are:

              1996                  $ 79,168
              1997                    77,841
              1998                    18,231
                                  ----------
                                    $175,240
                                  ==========

Interest paid during 1995 was $49,016.

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

              Notes to Combined Financial Statements (continued)

6. OPERATING LEASES

The Companies lease property and equipment under operating lease agreements. Rent expense under these agreements totaled approximately $365,000 in 1995 including the leases with related parties described in Note 8. Future minimum lease payments are as follows:

1996                                   $  330,056
1997                                      330,056
1998                                      330,056
1999                                      330,056
2000                                      289,369
Thereafter                              1,255,840
                                       ----------
Total future minimum lease payments    $2,865,433
                                       ==========


7. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities of the Companies for financial reporting purposes and the amounts used for income tax purposes. The temporary differences giving rise to significant portions of deferred tax assets and liabilities primarily relate to tax over book depreciation and the cash basis versus the accrual basis of accounting.

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

              Notes to Combined Financial Statements (continued)


7. INCOME TAXES (CONTINUED)

Deferred tax assets and liabilities at December 31,  1995 are:


Deferred tax assets:
  Accounts payable                          $ 82,754
  Accrued contractuals payable                99,169
  Property and equipment                      16,689
  Accrued salaries                             2,810
  Valuation allowance                        (10,422)
                                          ----------
Total deferred tax assets                    191,000

Deferred tax liabilities:
  Accounts receivable                        377,849
  Unrealized gain on marketable securities     4,442
  Prepaids and others                          4,284
                                          ----------
Total deferred tax liabilities               386,575
                                          ----------
Net deferred tax liability                  $195,575
                                          ==========

Income taxes paid during 1995 was approximately $10,000.

8. RELATED PARTY TRANSACTIONS

The Companies lease on a month to month basis office space from shareholders of the Companies. Rent expense under these leases was approximately $255,000 in 1995.

The Companies borrowed funds approximating $630,000 in 1988 for improvement of a surgery center and purchase of medical equipment. The note payable was paid off in 1995.

                        E. Ronald Salvitti, M.D., Inc.,
                           Washington Optical, Inc.,
                         Wallace Eye Surgery, Ltd., and
                        The Laser & Surgery Center, Inc.

              Notes to Combined Financial Statements (continued)


8. RELATED PARTY TRANSACTIONS (CONTINUED)

At December 31, 1995, the Companies had outstanding a promissory note in the amount of $225,000 to RBW Properties Limited Partnership, a related party. The note bears interest at 7% and is due in total on or before December 31, 1996.

9. PROFESSIONAL AND LIABILITY RISKS

The Salvitti Companies are insured with respect to medical malpractice risks on an occurrence basis. The insurance contracts specify that coverage is available only during the term of each insurance contract. Management is not aware of any claims which might have a material impact on the Salvitti Companies' combined financial position.

The Wallace Companies are insured with respect to medical malpractice risks on a claims-made basis. The insurance contracts specify that coverage is available only during the term of each insurance contract. Management is not aware of any claims which might have a material impact on the Companies' combined financial position.

10. SUBSEQUENT EVENTS

The Salvitti Companies drew approximately $225,000 on a working capital loan with a bank in March 1996.

On March 16, 1996, the Wallace Companies entered into an agreement to be acquired by EquiMed, Inc., a national physician practice management company.

On April 1, 1996, the Salvitti Companies entered into an agreement to be acquired by EquiMed, Inc., a national physician practice management company.

                         E. Ronald Salvitti, M.D., Inc.
                                      and
                            Washington Optical, Inc.

                  Condensed Combined Statements of Operations

                       Three months ended March 31, 1996
                                  (Unaudited)




Net revenues                                            $1,566,626

Costs and Expenses:
  Professional fees and expenses                         1,168,733
  Treatment and support services                           331,676
  General and administrative expenses                       66,209
  Depreciation and amortization                             25,000
  Other income, net                                        (22,763)
                                                      ------------
Total costs and expenses                                 1,568,855

Loss before income taxes                                    (2,229)
Benefit for income taxes                                     2,229
                                                      ------------
Net income                                            $         --
                                                      ============



See accompanying note to condensed combined financial statements

                         E. Ronald Salvitti, M.D., Inc.
                                      and
                            Washington Optical, Inc.

                   Combined Condensed Statement of Cash Flows

                       Three Months Ended March 31, 1996
                                  (Unaudited)




Cash flows from operating activities            $ 193,327

Cash flows from investing activities              200,800

Cash flows from financing activities             (210,810)
                                                ---------
Net increase in cash                              183,317
Cash at beginning of period                         1,683
                                                ---------
Cash at end of period                           $ 185,000
                                                =========


See accompanying note to condensed financial statements

                         E. Ronald Salvitti, M.D., Inc.
                                      and
                            Washington Optical, Inc.

                Notes to Condensed Combined Financial Statements
                                  (Unaudited)

                                 March 31, 1996


1.  Basis of Presentation

    The accompanying unaudited condensed combined financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 1996 are not necessarily indicative of the results that may be expected for the year ended December 31, 1996.

    (b)  Pro Forma Financial Information

                                 EQUIMED, INC.
                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

    On March 18, 1996, the Company acquired Wallace Eye Surgery, Inc. and Laser & Surgery, Inc. (the "Wallace Acquisition"), which was accounted for by the pooling of interests method. Because this acquisition was not material, the Company's historical finacial statements, share and per share amounts have not been restated to included the accounts and results of operations for all periods prior to January 1, 1996. Effective April 1, 1996, the Company consummated mergers with E. Ronald Salvitti, M.D., Inc. and Washington Optical, Inc. (the "Salvitti Acquisition"), which were accounted for as a purchase as of April 1, 1996.

    The following unaudited pro forma statement of operations for the year ended December 31, 1995 has been prepared to reflect the Company's results of operations to give effect to the Wallace Acquisition and Salvitti Acquisition, as if such acquisitions had been consummated as of January 1, 1995. The unaudited pro forma statement of operations for the six month period ended June 30, 1996 has been prepared to reflect the Salvitti Acquisition as if such acquisition had been consummated on January 1, 1996. The results of operations of the Wallace Eye Surgery, Inc. and Laser & Eye, Inc. for the six month period ended June 30, 1996 are included in the Company's results of operations for the same period. These pro forma statements do not necessarily reflect the results of operations as they would have been if the Company had completed the acquistions on the dates indicated above. This unaudited pro forma financial information should be read in conjunction with the separate financial statements and notes of EquiMed, the Companies, and Salvitti.

    The Company's most recently filed balance sheet is as of June 30, 1996 and is subsequent to the dates of the Wallace Acquisition and Salvitti Acquisition. Accordingly, an unaudited pro forma combined balance sheet as of June 30, 1996 is not presented.

                                 EQUIMED, INC.
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                       SALVITTI
                                                         EQUIMED,         AND         PRO FORMA
                                                           INC.         WALLACE      ADJUSTMENTS            PRO FORMA
                                                       -----------    ----------     -----------           -----------
Net revenue                                             $  58,884      $ 10,444       $       -             $  69,328

Costs and Expenses:
  Professional fees and expenses                           15,054         6,717           (2,612)(A)           19,159
  Treatment and support services                           18,120         2,891                -               21,011
  General and administrative expenses                       7,383           452                -                7,835
  Depreciation and amortization                             2,682           346              182 (B)            3,210
  Interest expense                                          2,849            48                -                2,897
  Other incomes, net                                         (637)           (1)               -                 (638)
                                                       ----------      --------        ---------            ---------
Total costs and expenses                                   45,451        10,453           (2,430)              53,474

Income (loss) before income taxes
  and minority interest                                    13,433            (9)           2,430               15,854

Minority interest                                             831             -                -                  831
                                                       ----------      --------        ---------            ---------


Income (loss) before income taxes                          12,602            (9)           2,430               15,023

Provision (benefit) for income taxes                        2,404            (9)           1,045                3,440
                                                       ----------      --------        ---------            ---------

Net income                                             $   10,198      $      -        $   1,385            $  11,583
                                                       ==========      ========        =========            =========


Supplemental unaudited pro forma information:
  Net income, as above                                     10,198             -            1,385               11,583
  Pro forma adjustment to income tax expense                3,391             -                -                3,391
                                                       ----------      --------        ---------            ---------
  Pro forma net income                                 $    6,807      $      -        $   1,385            $   8,192
                                                       ==========      ========        =========            =========


Pro forma net income per share                         $     0.33                                           $   0.37
                                                       ==========                                           =========
Weighted average common shares
  and equivalents                                          20,784                          1,110               21,894
                                                       ==========                      =========            =========


                                 EQUIMED, INC.
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                            EQUIMED,                       PRO FORMA
                                              INC.          SALVITTI      ADJUSTMENTS        PRO FORMA
                                           ----------      ----------    -------------     ------------
Net revenue                                 $  50,142       $  1,567      $       -        $  51,709

Costs and Expenses:
  Professional fees and expenses               13,261          1,169           (473)(A)       13,957
  Treatment and support services               18,579            332              -           18,911
  General and administrative expenses           5,875             66              -            5,941
  Depreciation and amortization                 3,068             25             46 (B)        3,139
  Interest expense                              1,717              -              -            1,717
  Other incomes, net                             (280)           (23)             -             (303)
                                            ---------       --------      ---------        ---------

Total costs and expenses                       42,220          1,569           (427)          43,362

Income (loss) before income taxes
  and minority interest                         7,922             (2)           427            8,347

Minority interest                                 281              -              -              281
                                            ---------       --------      ---------        ---------
Income (loss) before income taxes and
  extraordinary item                            7,641             (2)           427            8,066

Provision (benefit) for income taxes            4,422             (2)           189            4,609


                                            ---------       --------      ---------        ---------
Income before extraordinary item            $   3,219       $      -      $     238        $   3,457
                                            =========       ========      =========        =========



Net income per share                        $    0.12                                      $    0.13
                                            =========                                      =========

Weighted average common shares
  and equivalents                              26,867                           177           27,044
                                            =========                     =========        =========


                                 EQUIMED, INC.
             NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS



(A) Reflects an adjustment in physician fees and expenses from those earned prior to acquisition, to physician fees and expenses earned pursuant to the terms of new compensation agreements entered into with EquiMed, Inc. at the time of acquisition. Prior to acquisition, professional fees and expenses represent the difference between center net revenues and center operating expenses, depreciation and amortization and interest expense. Subsequent to acquisition, physicians are typically compensated on either a percentage of professional fees generated or the profitability of an individual center.

(B) Reflects an adjustment in depreciation and amortization expense arising from the acquisition of the center by EquiMed based upon an allocation of the acquisition purchase price. Depreciation for property and equipment is being computed for a period of 5-6 years. Amortization of patient records and service agreements is being computed for periods of ten and 40 years, respectively.

                           Signatures



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            EQUIMED, INC.
                                ------------------------------------
                                            (Registrant)



 September 24, 1996                   /s/ William E. Pritts II
                                ------------------------------------
                                          William E. Pritts II
                                        Chief Financial Officer


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